SUPPLEMENT DATED MAY 29, 2019

TO THE PACIFIC FUNDS SUMMARY PROSPECTUS FOR

PACIFIC FUNDSSM DIVERSIFIED ALTERNATIVES

DATED AUGUST 1, 2018

This supplement revises the Pacific Funds Summary Prospectus for Pacific FundsSM Diversified Alternatives dated August 1, 2018, as supplemented (the “Prospectus”), and must be preceded or accompanied by the Prospectus. Remember to review the Prospectus for other important information. Capitalized terms not defined herein are as defined in the Prospectus.

In the Principal Investment Strategies subsection, the sixth paragraph is deleted and replaced with the following:

The Underlying Funds that have one or more of the above characteristics include funds that emphasize investments in emerging markets debt and equity, bank loans and inflation indexed debt investments, and funds that employ currency and long/short equity strategies.